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                                                                Exhibit 23.1

                    [EDWARD ISAACS & COMPANY LLP LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 7, 1996 relating to the financial statements of Jenna Lane, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                        Edward Isaacs & Company LLP

September 13, 1996